NewLink Genetics Corporation Nasdaq: NLNK November 1, 2016 Third Quarter 2016 Financial Results

Cautionary Note Regarding Forward Looking Statements This presentation contains forward-looking statements of NewLink that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2016; results of its clinical trials for product candidates; its timing of release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink makes due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements represent NewLink's views as of the date of this presentation. NewLink anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward- looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this presentation. 2

Investor Day – Distinguished Speakers IDO Combinations with Checkpoint Inhibitors George C. Prendergast, PhD, President & Chief Executive Officer, Lankenau Institute for Medical Research (LIMR), Editor-in-Chief, Cancer Research 3 Immunoregulatory Role of Tryptophan Metabolism David H. Munn, MD, Medical College of Georgia, Augusta University Understanding Current Melanoma Clinical Data Montaser Shaheen MD, Associate Professor, University of New Mexico Cancer Center Indoximod in Treatment of Patients with Acute Myeloid Leukemia (AML) Ashkan Emadi, MD, PhD, Associate Professor of Medicine, Pharmacology & Experimental Therapeutics, University of Maryland

4 NewLink Genetics Investor Day Takeaways  IDO pathway is central to immune escape  IDO pathway is becoming increasingly validated as a target for drugs  Two promising candidates that target the IDO pathway, with distinct mechanisms of action  GDC-0919, which targets the enzyme directly (partnered with Genentech)  Indoximod, which inhibits the effects of IDO by supplying a “tryptophan-sufficiency” signal  Proven track record in both in-and-out licensing  Strong balance sheet to advance current clinical programs

Indoximod Strategy 5 Optimize Formulation, Enhance Commercial Opportunity and Extend Lifecycle *Includes indoximod, epacadostat and GDC-0919 Next 6-12 Months  Updated clinical data for indoximod in melanoma, brain and pancreas cancers  Formulation improvements to optimize clinical and commercial potential Emerging IDO data may provide additional validation 2018 and Beyond  Potential for large scale indoximod trials  Commercial formulation established  Potential for regulatory exclusivity IDO combination data may support multiple indications Current State IDO target increasingly validated with early clinical data*  Clinical results support preclinical combination data  Promising data in melanoma, brain and pancreatic cancers  Distinct mechanism of action  Potential for IP extension

Financial Position Cash and Equivalents $148 million (September 30, 2016) Debt ~$0.6 million YE 2016 Cash (Projected) ~$132 million Quarterly Negative Cash-Flow ~$13 million Shares Outstanding 29.1 million Market Capitalization $450 million* Headcount 130 6 *As of October 5, 2016